Exhibit 10.20

VOTING TRUST AGREEMENT

This Voting Trust Agreement is made as of November 15, 2005.

AMONG:

NORTHERN ALBERTA OIL LTD., a corporation incorporated under the laws of Alberta (“Northern”)

- and -

DEEP WELL OIL & GAS (ALBERTA), LTD., a corporation incorporated under the laws of Alberta (“Deep Alta”, and, together with Northern, the “Grantees” and individually, a “Grantee”)

- and -

SURGE GLOBAL ENERGY, INC., a corporation incorporated under the laws of Delaware (“Surge U.S.”)

WHEREAS:

A.                                   Northern and Deep Alta are the registered and beneficial owners of 7,550,000 common shares (“Surge Canada Shares”) in the capital of Surge Global Energy (Canada), Ltd. (the “Corporation”), as follows:

Northern	6,795,000 Surge Canada Shares

Deep Alta	755,000 Surge Canada Shares

B.                                     Each of Northern and Deep Alta have agreed to grant to Surge U.S. the right to exercise the voting rights attaching to the 7,550,000 Surge Canada Shares (the “Subject Shares”) registered in the respective names of the Grantees and the parties wish to enter into this Agreement for the purpose of setting out the terms upon which Surge U.S. will be entitled to exercise such voting rights and to provide for certain other matters relating thereto;

NOW THEREFORE in consideration of the sum of $10 now paid by Surge U.S. to each of the Grantees and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Exercise of Voting Rights

Subject to the last sentence of this Section, Surge U.S. will be entitled and shall have exclusive authority to exercise any and all voting rights attaching to the Subject Shares and all rights entitled to be exercised by the holders of the Subject Shares in connection with the initiation of, taking part in and consenting to any action as a shareholder of the Corporation, including, without limitation, the right to vote with respect to any matter that properly comes before the holders of Surge Canada Shares at any meeting of shareholders and the right to sign any resolution or instrument in writing proposed to be passed by the shareholders of the Corporation. Surge U.S. will be entitled to exercise its own judgment and discretion as to the manner in which it exercises such rights and will not be liable to the Grantees in respect of any action taken or omitted to be taken by it under this Agreement or any approval or consent given by it in exercising its rights hereunder. The Grantees hereby waive any and all claims of any nature which the Grantees may have against Surge US, and agree to release Surge U.S. and its successors from any liability to the Grantees arising out of or in connection with the exercise of its powers hereunder, except in respect of any willful misconduct on the part of Surge US.  For greater certainty, each of the Grantees and Surge U.S. acknowledges and agrees that Surge U.S. will at all times during the term hereof vote the Subject Shares in accordance with the terms of the shareholders agreement dated as of November 15, 2005 among Surge US, Leigh Cassidy, Fred Kelly and the Corporation, as amended and in effect from time to time.

2.                                      Term and Termination

This Agreement will remain in full force and effect until the earlier of (a) the date on which the parties unanimously agree in writing to terminate this Agreement, and (b) February 25, 2007.

3.                                      Transactions Involving Surge Canada Shares

The provisions of this Agreement will apply, mutatis mutandis, to:

(a)                                  any shares into which the Subject Shares or any of them may be converted, exchanged, reclassified, redesignated, subdivided or consolidated, and

(b)                                 any shares of the Corporation or any successor or continuing corporation or other corporation that may be received by the Grantee in exchange for all or any of its Surge Canada Shares on a reorganization, amalgamation, arrangement, consolidation, merger (whether statutory or otherwise) or other similar transaction (including, for certainty, a reverse take-over bid) involving the Corporation or to which the Corporation is a party, and for the purposes of this Agreement, all such shares will be deemed to be Subject Shares.

4.                                      Legend

Each of the Grantees acknowledge that the share certificates of the Corporation representing the Subject Shares shall bear the following legend:

“THE COMMON SHARES REPRESENTED BY THIS SHARE CERTIFICATE ARE SUBJECT TO A VOTING TRUST AGREEMENT MADE AS OF NOVEMBER 15, 2005 AMONG NORTHERN ALBERTA OIL LTD., DEEP WELL OIL & GAS (ALBERTA), LTD. AND SURGE GLOBAL ENERGY, INC. (“SURGE U.S.”)  WHICH PROVIDES THAT, UNTIL FEBRUARY 25, 2007, SURGE U.S. SHALL HAVE EXCLUSIVE AUTHORITY TO EXERCISE ANY AND ALL VOTING RIGHTS ATTACHING TO THE COMMON SHARES AND ALL RIGHTS ENTITLED TO BE EXERCISED BY THE HOLDER OF THE COMMON SHARES IN CONNECTION WITH THE INITIATION OF, TAKING PART IN AND CONSENTING TO ANY ACTION AS A SHAREHOLDER OF SURGE GLOBAL ENERGY (CANADA), LTD. (“SURGE CANADA”), INCLUDING, WITHOUT LIMITATION, THE RIGHT TO VOTE WITH RESPECT TO ANY MATTER THAT PROPERLY COMES BEFORE THE HOLDERS OF THE COMMON SHARES OF SURGE CANADA AT ANY MEETING OF SHAREHOLDERS AND THE RIGHT TO SIGN ANY RESOLUTION OR INSTRUMENT IN WRITING PROPOSED TO BE PASSED BY THE SHAREHOLDERS OF SURGE CANADA.”

5.                                      Notices

Any demand, notice or other document required or permitted to be given hereunder will be in writing and may be given by personal delivery or transmitted by fax to the parties as follows:

(a)	if to Northern:

Northern Alberta Oil Ltd.
Suite 510, Royal Bank Building
10117 Jasper Avenue
Edmonton, Alberta
T5J 1W2

	Attention:	President
	Fax:	(780) 409-8146

(b)	if to Deep Alta:

Deep Well Oil & Gas (Alberta), Ltd.
Suite 510, Royal Bank Building
10117 Jasper Avenue
Edmonton, Alberta
T5J 1W2

	Attention:	President
	Fax:	(780) 409-8146

(c)	if to Surge US:

Surge Global Energy Inc.
Suite 410, 12220 El Camino Real
San Diego, California
92130

	Attention:	Chairman
	Fax:	(858) 704-5011

(d)	if to the Corporation:

Surge Global Energy (Canada), Ltd.
Suite 1818, 144 – 4th Avenue S.W.
Calgary, Alberta
T2P 3N4

	Attention:	Chief Executive Officer
	Fax:	(403) 238-5339

Any such demand, notice or document delivered personally or by fax will be deemed to have been given and received on the date of delivery or transmittal thereof (provided that such day is a business day and, if not, on the next following business day). Any party may at any time give notice to the other parties of any change of address or fax number in accordance with the foregoing provisions hereof

6.                                      Further Assurances

Each of Northern and Deep Alta shall, at any time, and from time to time, take any and all steps and execute, acknowledge and deliver to Surge U.S., any and all further instruments, instruments of proxy and assurances that Surge U.S. may reasonably require for the purpose of giving full force and effect to this Agreement.

7.                                      Enurement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

8.                                      Counterparts

This Agreement may be executed in any number of counterparts and by fax, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

The parties hereto have duly executed this Agreement as of the date and year first above written.

NORTHERN ALBERTA OIL LTD.

Per:	/s/ Curtis J. Sparrow
	Name:	Curtis J. Sparrow
	Title	President

DEEP WELL OIL & GAS (ALBERTA), LTD.

Per:	/s/ Horst A. Schmid
	Name:	Horst A. Schmid
Title

SURGE GLOBAL ENERGY INC.

Per:	/s/ Fred W. Kelly
	Name:	Fred W. Kelly
	Title	Chief Executive Officer

Acknowledgement

The Corporation hereby acknowledges the terms and conditions of the foregoing voting trust agreement made as of November 15, 2005 among Northern, Deep Alta and Surge US.

SURGE GLOBAL ENERGY (CANADA), LTD.

Per:	/s/ C.W. Leigh Cassidy
C.W. Leigh Cassidy
Executive Chairman and Chief Executive Officer